EXHIBIT 99


                            CERTIFICATION PURSUANT TO
                               18 U.S.C SS. 1360,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Proginet Corporation (the "Company") for the year ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, Kevin M. Kelly, President and Chief Executive Officer, and Debra A. DiMaria, Corporate Secretary and Chief Financial and Accounting Officer, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Kevin M. Kelly                      /s/ Debra A. DiMaria
-----------------------------------     ----------------------------------------
/s/ Kevin M. Kelly                      /s/ Debra A. DiMaria
President and Chief Executive Officer   Corporate Secretary and Chief Financial
                                        and Accounting Officer


Date: September 18, 2002